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                                                                     EXHIBIT 99

                         ART FLORIDA PORTFOLIO I, LTD.
           (PROPERTIES FORMERLY OWNED BY INVESTORS GENERAL ENTITIES)

         COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                               TABLE OF CONTENTS



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                                                                       Page No.
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

INDEPENDENT AUDITOR'S REPORT .........................................     1
COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES .........     2
NOTES TO COMBINED FINANCIAL STATEMENT ................................     3

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[WAGNER NOBLE & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
American Realty Trust, Inc.
Dallas, Texas

We have audited the accompanying combined statement of revenues and direct operating expenses of Art Florida Portfolio I, Ltd. (properties formerly owned by Investors General entities) for the year ended December 31, 1997. This combined statement of revenues and direct operating expenses is the responsibility of the entities' management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of American Realty Trust, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the combined statement of revenues and direct operating expenses referred to above present fairly, in all material respects, the combined revenues and direct operating expenses, as defined in Note 1, of Art Florida Portfolio I, Ltd. (properties formerly owned by Investors General entities) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Charlotte, North Carolina
June 1, 1998.

                                       /s/ WAGNER NOBLE & COMPANY
                                       --------------------------
                                           Wagner Noble & Company



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                         ART FLORIDA PORTFOLIO I, LTD.
           (Properties Formerly Owned By Investors General Entities)

          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                      For the year ended December 31, 1997

                                                                             Properties
                                           ---------------------------------------------------------------
                                           Governor's
                                            Square       Oak Hill    Stonegate    Villager    White Pines       Total
                                           ----------    --------    ---------    ---------    -----------    ----------
REVENUES:
  Net rental revenues .................... $  956,463     $492,095   $268,382      $187,216      $118,559     $2,002,715
  Other revenues .........................     54,065       28,718     19,055         9,229         8,381        119,448
                                           ----------     --------   --------      --------      --------     ----------
     Total revenues ......................  1,010,528      520,813    287,437       196,445       126,940      2,142,163

DIRECT OPERATING EXPENSES:
  Personnel expense ......................    113,070       81,381     40,272        28,793        21,080        284,596
  Property management fee ................     40,420       20,942     11,456         7,860         5,077         85,755
  Administrative expense .................     13,896       10,713      7,159         4,774         3,747         40,289
  Leasing expense ........................     23,340       15,934      9,049         1,437         4,959         54,719
  Utility expense ........................     69,116       40,628     11,279        18,565        12,172        151,760
  Service expense ........................     32,610       22,378     16,986         3,463         7,637         83,074
  Cleaning and decorating expense ........     24,356       15,603      7,745         3,046         5,506         56,256
  Repairs and maintenance expense ........     21,987       16,345     14,467         5,680         4,968         63,447
  Property taxes .........................     74,472       51,569     17,875        11,096         8,855        163,867
  Property insurance .....................     24,464       18,434      4,639         7,163         4,460         59,160
                                           ----------     --------   --------      --------      --------     ----------
     Total direct operating expenses .....    437,731      293,927    140,927        91,877        78,461      1,042,923

REVENUES IN EXCESS OF                      ----------     --------   --------      --------      --------     ----------
  DIRECT OPERATING EXPENSES .............. $  572,797     $226,886   $146,510      $104,568      $ 48,479     $1,099,240
                                           ==========     ========   ========      ========      ========     ==========
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The accompanying notes to financial statement are an integral part of this statement.



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                         ART FLORIDA PORTFOLIO I, LTD.
           (FORMERLY PROPERTIES OWNED BY INVESTORS GENERAL ENTITIES)

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

1. ORGANIZATION AND BASIS OF PRESENTATION:

     The following properties were owned as of December 31, 1997, by various entities affiliated with Investors General, Inc. and related companies.
Subsequent to January 1, 1998, the individual properties or the effective economic interest in the properties were acquired by Art Florida Portfolio I, Ltd.

Property Name             Description                    Location                   Former Owner
-------------             -----------                    --------                   ------------
Governor's Square         168 Residential Units          Tallahassee, FL            Florida Public Fund I
Oak Hill                   92 Residential Units          Tallahassee, FL            Cap. City High Return
Stonegate                  69 Residential Units          Tallahassee, FL            IG Capital Holdings
Villager                   33 Residential Units          Ft. Walton Bch, FL         IG Capital Holdings
White Pines                33 Residential Units          Tallahassee, FL            IG Capital Holdings

     The accompanying combined statement of revenues and direct operating expenses combines the accounts of properties which were previously owned by various entities. There were no material intercompany transactions between the properties.

     Management of the properties defines direct operating expenses to include the specific expense items shown on the accompanying combined statement of revenues and direct operating expenses. In accordance with this definition, the statement does not include interest expense, replacements, professional fees, certain administrative expenses, additional management fees, or provisions for depreciation and amortization. The statement also excludes interest income other than that earned directly in property accounts and any provision for income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

2. ACCOUNTING ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.





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3.      RELATED PARTY TRANSACTIONS:

        The combined entities paid Investors General, Inc. approximately $8,000 for property management fees which are included in this financial statement. As of December 31, 1997, Investors General, Inc. or its affiliates owned directly or indirectly the controlling interest in each entity.



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